GOLDMAN SACHS TRUST

Goldman Sachs Short Duration and Government Fixed Income Funds

Class A, Institutional, Service, Investor, Class P and Class R6 Shares

of the

Goldman Sachs High Quality Floating Rate Fund

Supplement dated October 15, 2021 to the

Prospectuses and Summary Prospectuses, each dated July 29, 2021, as supplemented to date

The Board of Trustees of the Goldman Sachs Trust (“Board”) has approved an Agreement and Plan of Reorganization (the “Plan”) which contemplates the reorganization of the Goldman Sachs High Quality Floating Rate Fund (the “Acquired Fund”) with and into the Goldman Sachs Enhanced Income Fund (the “Surviving Fund” and, together with the Acquired Fund, the “Funds”). The reorganization was recommended by the Funds’ investment adviser, Goldman Sachs Asset Management, L.P. (the “Investment Adviser”), because it believes that the reorganization: (i) would rationalize Funds that have similar investment objectives and similar investment strategies (albeit with some notable differences); (ii) may provide enhanced opportunities to realize greater efficiencies in the form of lower total operating expenses over time; and (iii) would enable the combined Fund to be better positioned for asset growth.

Under the terms of the Plan, the Acquired Fund will transfer all of its assets to the Surviving Fund and the Surviving Fund will assume all of the liabilities of the Acquired Fund. Subsequently, the Acquired Fund will be liquidated and shareholders of the Acquired Fund will become shareholders of the Surviving Fund. Shareholders of the Acquired Fund will receive shares of the Surviving Fund that are equal in aggregate net asset value to the shares of the Acquired Fund held on the closing date of the reorganization. Shareholders of each class of shares of the Acquired Fund will receive the corresponding class of the Surviving Fund, as follows:

Acquired Fund		Surviving Fund
Class A	g	Class A
Institutional	g	Institutional
Service	g	Service
Investor	g	Investor
Class R6	g	Class R6
Class P	g	Class P

The reorganization is expected to close during January 2022 or on such other date as the parties to the reorganization shall agree. The reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes.

The Board, after careful consideration, unanimously approved the Plan. After considering the recommendation of the Investment Adviser, the Board concluded that: (i) the reorganization is in the best interests of each Fund; and (ii) the interests of the shareholders of each Fund will not be diluted as a result of the reorganization.

Completion of the reorganization is subject to a number of conditions, but shareholders of the Acquired Fund are not required to approve the Plan. Existing Acquired Fund shareholders will receive a combined information statement/prospectus describing in detail both the proposed reorganization and the Surviving Fund and summarizing the Board’s considerations in approving the reorganization and Plan.

As of the close of business on October 15, 2021, the Acquired Fund may depart from its stated investment objectives and policies as it prepares to reorganize with and into the Surviving Fund. The Acquired Fund will experience higher portfolio turnover (i.e., the purchase and sale of instruments and securities) as the Acquired Fund sells a portion of its portfolio assets to prepare to reorganize with and into the Surviving Fund. A higher rate of portfolio turnover may result in higher capital gains for taxable shareholders. However, taking into account net capital losses and capital loss carryforwards expected to be available to offset realized gains, it is currently estimated that the Acquired Fund will not distribute capital gains to its shareholders as a result of the repositioning (based on assets as of September 30, 2021), although the actual amount of such distribution may change depending on market conditions and on transactions entered into by the Acquired Fund prior to the closing date. In addition, the Acquired Fund will bear brokerage and other transaction costs, including trading taxes, as a result of the repositioning. Shareholders should contact their tax advisers concerning the tax consequences of the reorganization.

After the close of business on November 15, 2021, the Acquired Fund will discontinue accepting orders for the purchase of Acquired Fund shares or exchanges into the Acquired Fund from other Goldman Sachs Funds; provided, however, that existing shareholders of the Acquired Fund may continue to reinvest dividends and distributions, if any. Additionally, certain employee benefit plans and certain financial institutions providing services to employee benefit plans that hold shares of the Acquired Fund as of the close of business on November 15, 2021 may continue to purchase shares of the Acquired Fund, including 401(k) plans, profit sharing plans and money purchase pension plans, 403(b) plans, 457 plans and SIMPLE plans.

Between October 15, 2021 and the effective time of the reorganization, Acquired Fund shareholders may continue to redeem and exchange shares of the Acquired Fund in the manner described in the Acquired Fund’s applicable Prospectus under “Shareholder Guide.”

This Supplement should be retained with your Prospectuses and Summary Prospectuses for future reference.

SDFI2ORGSTK 10-21